                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         James S. Tisch hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


SIGNATURE                          TITLE                            DATE
---------                          -----                            ----

/s/  JAMES S. TISCH        Chief Executive Officer          February 18, 2000
-------------------        & Chairman of the Board
     James S. Tisch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/  LAWRENCE R. DICKERSON     President and                February 18, 2000
---------------------------     Chief Operating Officer
      Lawrence R. Dickerson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/ GARY T. KRENEK             Vice President and           February 18, 2000
-------------------             Chief Financial Officer
     Gary T. Krenek

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Alan R. Batkin hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/ ALAN R. BATKIN             Director                     February 18, 2000
-------------------
     Alan R. Batkin

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/  HERBERT C. HOFMANN        Director                     February 18, 2000
------------------------
      Herbert C. Hofmann

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/  ARTHUR L. REBELL          Director                     February 18, 2000
----------------------
      Arthur L. Rebell

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Michael H. Steinhardt hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/  MICHAEL H. STEINHARDT     Director                     February 18, 2000
---------------------------
      Michael H. Steinhardt

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                          DATE
---------                          -----                          ----

 /s/ RAYMOND S. TROUBH          Director                     February 18, 2000
----------------------
     Raymond S. Troubh